UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 26, 2014

RANCHER ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
of incorporation)	Number)	Number)

520 Zang Street, Ste 250

Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 502-4483

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As more fully described below in this Current Report on Form 8-K, on August 26, the Board of Directors of Rancher Energy Corp. (the “Company”), approved an Amendment to the Bylaws (the “Bylaws”) by Unanimous Consent of the Board in lieu of the Special Meeting of the Board of Directors. The Amendment is being filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Amendment to the Bylaws provides that the “Control Share” statute of Nevada Revised Statutes (NRS 78.378 – 78.3793) shall not be applicable to the purchase of 52% of the Company by Terex Energy Corp., nor any subsequent control share acquisition transaction.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit #	Description

Exhibit 3.1	Amendment to Bylaws of Rancher Energy Corp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANCHER ENERGY CORP.

By: /s/ Donald Walford

Donald Walford, President and

Chief Executive Officer

Date: August 26, 2014